Slow Capital Growth Fund

SLWGX

A Series of Valued Advisers Trust

Supplement dated August 11, 2025 to the Prospectus and Statement of Additional Information

dated November 27, 2024

Change to Portfolio Management Team

Effective July 1, 2025, Mr. Eric Mendez is no longer a member of the portfolio management team for the Slow Capital Growth Fund (the “Fund”). All references to Mr. Mendez in the Prospectus and Statement of Additional Information are hereby deleted in their entirety. Mr. Matthew Johnson will remain as the sole Portfolio Manager responsible for the day-to-day management responsibilities of the Fund.

Elimination of Redemption Fee

Effective August 11, 2025, the Fund’s 2.00% redemption fee as a percentage of the amount redeemed within 90 days of purchase has been eliminated. The information under the heading “Shareholder Fees” in the section “Fees and Expenses of the Fund” in the Fund’s prospectus has been revised as shown below.

Revised Expense Limitation Agreement

Effective August 11, 2025, Slow Capital, Inc. (the “Adviser”), the investment adviser to the Fund, agreed to modify the Fund’s expense limitation arrangement. The Board of Trustees of the Trust approved an Amended and Restated Expense Limitation Agreement between the Adviser and the Trust, which lowers the Fund’s expense cap from 1.00% to 0.99%. As a result, effective August 11, 2025, the information in the Fund’s Prospectus under the heading “Fees and Expenses of the Fund” is deleted in its entirety, and replaced with the information below.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed within 90 days)	None
Fee for Redemptions Paid by Wire	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses[1]	1.04%
Total Annual Fund Operating Expenses	1.54%
Fee Waiver/Expense Reimbursement[2,3]	(0.55%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement[3]	0.99%
1	Estimated for the current fiscal year.
2	The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until February 28, 2027, so that Total Annual Fund Operating Expenses does not exceed 0.99%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Trust, and it will automatically terminate upon the termination of the investment advisory agreement between the Fund and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable, incurred by the Fund in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including ETFs, that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date the particular expense payment occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment.
3	Restated to reflect current contractual arrangements.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $100,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and the contractual agreement to limit expenses remains in effect only until February 28, 2027. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$1,010	$3,755

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This Supplement, the Prospectus and the Statement of Additional Information provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain the Prospectus or SAI without charge by calling the Fund at (833) 377-2715.